EXHIBIT 10.1


                            SHARE EXCHANGE AGREEMENT

         SHARE EXCHANGE AGREEMENT (this "Agreement") dated as of March 30, 2006, by and among Global General Technologies, Inc., a Nevada corporation (the "GLGT"), H7 Systems, Inc., a Nevada corporation ("H7"), and the stockholders of H7 set forth in Exhibit A hereto (the "Stockholders").

                                R E C I TA L S :

         A. Pursuant to the terms and conditions of this Agreement, the Stockholders, each of whom owns shares of H7's capital stock (the "H7 Shares"), shall exchange the H7 Shares for newly issued shares of common stock of GLGT in accordance with an exchange ratio of 1:1, so that each issued and outstanding H7 Share shall be converted into one (1) share of common stock of GLGT.

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Certain Definitions. As used in this Agreement and the schedules hereto, the following terms have the respective meanings set forth below:

                  (a) "Action" means any administrative, regulatory, judicial or other proceeding by or before any governmental authority or arbitrator.

                  (b) "Claims" means any and all claims, demands or causes of action, relating to or resulting from an Action.

                  (c)  "Closing"  has the meaning  given to such term in Section
3.1.

                  (d) "Contract" means any contract, agreement, indenture, deed of trust, license, note, bond, mortgage, lease, guarantee and any similar understanding or arrangement, whether written or oral.

                  (e) "Encumbrances" means security interests, liens, Claims, charges, title defects, deficiencies or exceptions (including, with respect to real property, defects, deficiencies or exceptions in, or relating to, marketability of title, or leases, subleases or the like affecting title), mortgages, pledges, easements, encroachments, restrictions on use, rights of-way, rights of first refusal, conditional sales or other title retention agreements, covenants, conditions or other similar restrictions (including restrictions on transfer) or other encumbrances of any nature whatsoever.

                  (f)  "Exchange  Shares" has the meaning  given to such term in
Section 2.1.

                  (g) "H7 Shares" has the meaning given to such terms in the Recitals.

                  (h) "Person" means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or governmental authority.

                   (i) "Securities Act" means the Securities Act of 1933, as amended.

              1.2  References  and Title.  All  references in this  Agreement to articles, sections, subsections and other subdivisions refer to the articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any section or subdivision are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

                                   ARTICLE II
                                 SHARE EXCHANGE

         2.1 Share Exchange. Subject to the terms and conditions stated herein, at the Closing:

                  (a) each Stockholder shall assign, transfer, convey, and deliver to GLGT all H7 Shares held by such Stockholder and any and all rights in such shares to which such Stockholder is entitled, and by doing so will be deemed to have assigned all of such Stockholder's respective right, title and interest in and to all such H7 Shares to GLGT; and

                  (b) in exchange for each H7 Share assigned by such Stockholder to GLGT, GLGT shall issue to such Stockholder, and such Stockholder shall accept and acquire from GLGT, one (1) newly issued share of the common stock of GLGT (the "Exchange Shares").

                                   ARTICLE III
                                     CLOSING

         3.1 Date and Location of the Closing. The closing (the "Closing") of the transactions contemplated hereunder shall take place at the offices of GLGT or its representatives simultaneously with the execution of this Agreement, or at such other time and place as is mutually agreed in writing by the parties hereto.

         3.2      Deliveries.  At the Closing,

                  (a) H7 and the Stockholders shall deliver to GLGT the following:

                           (i) stock certificates  evidencing all the H7 Shares,
duly endorsed in blank or
accompanied by stock powers duly executed in blank;

                           (ii) any documentary  evidence of the due recordation
in H7's share register of GLGT's
full and unrestricted title to all of the H7 Shares; and

                           (iii) such other  documents as may be required  under
applicable law or reasonably
requested by GLGT.

                   (b) GLGT shall deliver to the Stockholders:

                           (i)  certificates  evidencing the Exchange  Shares to
which the Stockholders are entitled
to hereunder; and

                           (ii) such other  documents  as may be required  under
applicable law or reasonably
requested by the Stockholders.

                  (c) The Exchange Shares issued upon the surrender for exchange of the H7 Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights of the Stockholders pertaining to such Shares.

         3.3 Wholly-Owned Subsidiary. At and after the Closing, the share exchange contemplated hereby will have the effects set forth in this Agreement, and H7 shall become a wholly-owned subsidiary of GLGT.

        3.4 Restrictive Legends. Certificates evidencing the Exchange Shares pursuant to this Agreement may bear the following legend, including without limitation, any legend required by the laws of any applicable jurisdiction, including the jurisdiction in which the Stockholders reside, and any legend required by any applicable law, including without limitation, any legend that will be useful to aid compliance with Regulation D or other regulations adopted by the Securities and Exchange Commission under the Securities Act:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE
                  SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS TRANSFERRED PURSUANT TO ANY VALID EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT."

                                   ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         As an inducement to GLGT to enter into this Agreement and to consummate the transactions contemplated herein, each of the Stockholders represents and warrants to GLGT as follows:

         4.1 Authority. Each Stockholder has the right, power, authority and capacity to execute and deliver this Agreement to which such Stockholder is or will become a party, to consummate the Exchange and the other transactions contemplated hereby and thereby and to perform such Stockholder's respective obligations under this Agreement to which such Stockholder is or will become a party. Any of the Stockholders that is an entity has all requisite corporate power and authority to enter into and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each Stockholder and is enforceable against such Stockholder in accordance with the terms hereof. Each Stockholder has all authorizations and consents necessary for the execution and delivery of this Agreement, and for the performance of its obligations hereunder. This Agreement constitutes the legal, valid and binding obligations of the Stockholder, enforceable against such Stockholder in accordance with the terms hereof.

         4.2 Ownership. Each Stockholder owns the number of H7 Shares set forth opposite such Stockholder's name on Exhibit A hereto and has (i) good and marketable title to such Stockholder's respective H7 Shares, free and clear of all Encumbrances, and (ii) full legal right and power to sell, transfer and deliver such H7 Shares to GLGT in accordance with this Agreement. The H7 Shares are the only securities of H7 held by the Stockholders. Upon delivery of the H7 Shares to GLGT in accordance with this Agreement, GLGT will receive good and marketable title to all the H7 Shares, free and clear of all Encumbrances, and the Stockholder shall have no further interests directly or indirectly in H7 other than its ownership of shares of GLGT.

         4.3 No Conflict. None of the execution, delivery or performance of this Agreement to which any of the Stockholders is or will become a party, and the consummation of the transactions contemplated hereunder by such Stockholder conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any of its properties or assets pursuant to (i) the terms of any Contract to which he is a party or by which he is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect the Stockholder's ability to perform its obligations hereunder; (ii) any statute, rule or regulation of any governmental authority having jurisdiction over him or any of his activities or properties; or (iv) the terms of any order of any arbitrator or any governmental authority having such jurisdiction.

           4.4 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other Person is required for the consummation by any of the Stockholders of any of the transactions on its part contemplated under this Agreement.

           4.5 Investment. The Stockholders are acquiring the Exchange Shares for investment, for such Stockholder's own account and not with a view to distribution. The Stockholders acknowledge that the Exchange Shares delivered pursuant to the Exchange will not be registered under the Securities Act and may only be transferred if the shares are eventually registered or the Company's counsel determines that an applicable exemption exists for the transfer under securities laws. The Stockholders understand and acknowledge that the offering of the Exchange Shares pursuant to this Agreement is made on the basis of an exemption from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder, and that GLGT's reliance upon such exemption is predicated upon such Stockholder's representations as set forth in this Agreement.

           4.6 Accredited Investor; Experience. Each of the Stockholders represents that: (a) such Stockholder is an "accredited investor," within the meaning of Rule 501 of Regulation D under the Securities Act, a copy of which is annexed as Exhibit B hereto, and on the Stockholder's signature page hereto has checked the box or boxes which are next to the categories under which the Stockholder qualifies as an accredited investor; (b) such Stockholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his prospective investment in the Exchange Shares; and (c) such Stockholder has received all the information he has requested from GLGT and considers necessary or appropriate for deciding whether to obtain the Exchange Shares.

           4.7 Agreements Regarding Company Shares. There are no voting trusts or other Contracts or understandings to which any of the Stockholders is a party with respect to the transfer, Encumbrance, voting or registration of any the H7 Shares and there are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of H7.

           4.8 No Reliance. The Stockholder hereby represents that the Stockholder has consulted his or its own financial, legal and tax advisors with respect to the tax and other economic considerations of the transactions contemplated herein and has not received nor relied on any representations, warranties, advice, opinion, or any other information (orally or in writing) with respect to such matters from GLGT, H7, or any representative or agent of GLGT or H7.

         4.9 Full Disclosure. No representation or warranty of the Stockholders in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF GLGT

         As an inducement to the Stockholders to enter into this Agreement and to consummate the transactions contemplated herein, GLGT represents and warrants to the Stockholders as follows:

         5.1 Organization. GLGT is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

         5.2 Corporate Power and Authority. GLGT has all requisite corporate power and authority to enter into and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement by GLGT and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action and no other corporate action or corporate proceeding on the part of GLGT is necessary to authorize the execution, delivery, and performance by GLGT of this Agreement and the consummation by GLGT of the transactions contemplated hereby. This Agreement has been duly executed and delivered by GLGT and constitutes the legal, valid and binding obligation of GLGT, enforceable against GLGT in accordance with its terms.

         5.3 Exchange Shares. Upon their issuance, all of the Exchange Shares shall be duly authorized, validly issued, fully paid, and nonassessable, and not issued in violation of any preemptive or similar rights. Upon delivery to the Stockholders of the certificates representing the Exchange Shares at the Closing, the Stockholders will acquire good and valid title to such shares, free and clear of any Encumbrances, other than restrictions under applicable securities laws.

                                   ARTICLE VI
                              ADDITIONAL COVENANTS

         6.1 Further Assurances. From time to time whether before, at or following the Closing, each party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

         6.2 Release of Claims By the Stockholders. In consideration of the transactions contemplated hereby, as of the Closing, the Stockholders and their respective shareholders, directors, officers, representatives, heirs, executors, successors and assigns (the "Waiving Parties"), release, waive and forever discharge, in all capacities, including as stockholders of H7, from and after the Closing any and all Claims, known or unknown, that the Waiving Parties ever had, now have or may have against H7, GLGT, and their officers, directors, employees or agents in connection with or arising out of any act or omission of H7, GLGT, or its officers, directors, employees, advisers or agents, in such capacity, at or prior to the Closing; provided, however, that nothing in this Section shall be deemed a waiver by the Waiving Parties of any rights under this Agreement.

                                   ARTICLE VII
                            INDEMNIFICATION; SURVIVAL

         7.1 Indemnification by the Stockholders. Each Stockholder shall indemnify and hold harmless GLGT and its affiliates, officers, directors, stockholders, employees and agents and the successors and assigns of all of them (the "GLGT Indemnified Parties"), and shall reimburse GLGT Indemnified Parties for, any loss, liability, Claim, damage, expense (including, but not limited to, costs of investigation and defense and attorneys' fees), arising from or in connection with (a) any inaccuracy or breach of any of the representations and warranties of such Stockholder in this Agreement or in any certificate or document delivered by such Stockholder pursuant to this Agreement, or any actions, omissions or statements of fact inconsistent with in any respect any such representation or warranty, or (b) any failure by such Stockholder to perform or comply with any agreement, covenant or obligation in this Agreement or in any certificate or document delivered by such Stockholder pursuant to this Agreement to be performed by or complied with by such Stockholder.

         7.2 Indemnification by GLGT. GLGT shall indemnify and hold harmless H7, the Stockholders, and their affiliates, officers, directors, stockholders, employees and agents and the successors and assigns of all of them (the "H7 Indemnified Parties"), and shall reimburse the H7 Indemnified Parties for, any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and attorneys' fees), arising from or in connection with (a) any inaccuracy or breach of any of the representations and warranties of GLGT in this Agreement or in any certificate or document delivered by GLGT pursuant to this Agreement, or any actions, omissions or statements of fact inconsistent with in any respect any such representation or warranty, or (b) any failure by GLGT to perform or comply with any agreement, covenant or obligation in this Agreement or in any certificate or document delivered by GLGT pursuant to this Agreement to be performed by or complied with by GLGT.

         7.3 Survival. All representations, warranties, covenants and agreements of the parties contained herein or in any other certificate or document delivered pursuant hereto shall survive the Closing.




                                  ARTICLE XIII
                                  MISCELLANEOUS

         8.1 Notices. All notices or other communications required or permitted hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

                  (1) If to GLGT or H7:

                                    201 South Biscayne Boulevard
                                    28th floor, Miami Center
                                    Miami, Florida 33131
                                    Attn: Shmuel Shneibalg

                                    With a copy to:

                                    David Lubin, Esq.
                                    David Lubin & Associates PLLC
                                    92 Washington Avenue
                                    Cedarhurst, NY 11516

                  (2) If to a Stockholder, to the address of such Stockholder as set forth on Exhibit A.


         Any  party  may  change  the   address  to  which   notices  and  other
communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

         8.2 Choice of Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York and the federal laws of United States applicable therein, without giving effect to principles of conflicts of law.

         8.3 Jurisdiction. The parties hereby irrevocably consent to the in personam jurisdiction of the state or federal courts located in the County of New York of the State of New York in connection with any action or proceeding arising out of or relating to this Agreement or the transactions and the relationships established thereunder. The parties hereby agree that such courts shall be the venue and exclusive and proper forum in which to adjudicate such matters and that they will not contest or challenge the jurisdiction or venue of these courts.

         8.4 Waiver of any and all Rights to a Trial by Jury. All parties to this Agreement unconditionally, irrevocably and expressly waive all rights to trial by jury in any action, proceeding, suit, counterclaim or cross-claim in any matter (whether sounding in tort, contract or otherwise) in any way arising out of or otherwise relating to this Agreement or the transaction or the relationships established hereunder. All parties confirm that the foregoing waiver of a trial by jury is informed and freely made.

         8.5 Entire Agreement. This Agreement and such other agreements related to this transaction executed simultaneously herewith set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings of the parties relating to the subject matter hereof. No representation, promise, inducement, waiver of rights, agreement or statement of intention has been made by any of the parties which is not expressly embodied in this Agreement, such other agreements, notes or instruments related to this transaction executed simultaneously herewith, or the written statements, certificates, schedules or other documents delivered pursuant to this Agreement or in connection with the transactions contemplated hereby.

         8.6 Assignment. Each party's rights and obligations under this Agreement shall not be assigned or delegated, by operation of law or otherwise, without the other party's prior consent, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by such party.

         8.7 Amendments. This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by GLGT, H7 and the Stockholders, in the case of a waiver, by the party waiving compliance.

         8.8 Waivers. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other term, covenant, representation or warranty of this Agreement.

         8.9 Execution. This Agreement may be executed simultaneously in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.10 Severability. If any term, provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         8.11 Independent Representation. Each of the parties hereto further acknowledges and agrees that he or it, as the case may be, has been advised by counsel during the course of negotiations leading up to the execution and delivery of this Agreement. This Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

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         IN WITNESS WHEREOF,  the parties have duly executed this Share Exchange
Agreement as of the date first above written.


                         GLOBAL GENERAL TECHNOLOGIES, INC.

                         By: _/s/__________________________
                         Name: Shmuel Shneibalg
                         Title:   President

                         H7 SECURITY SYSTEMS, INC.

                         By: _/s/__________________________
                         Name: Shmuel Shneibalg
                         Title:   Chief Executive Officer


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                          STOCKHOLDERS' SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned has executed the Share Exchange Agreement, dated as of March 30, 2006, by and among Global General Technologies, Inc., H7 Security Systems, Inc., and the stockholders of H7 Security Systems, Inc., to which this signature page is attached, on the date set forth immediately above the undersigned's signature below, and by doing so agrees to be bound by the terms of such Agreement as a Stockholder (defined therein).

         Pursuant to Section 4.5 of the foregoing agreement, the undersigned represents that the undersigned is an "accredited investor," within the meaning of Rule 501 of Regulation D under the Securities Act, and has checked the box or boxes below which are next to the categories under which the undersigned qualifies as an accredited investor:

|_| A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

|_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

|_|     A director or executive officer of GLGT.

X An entity in which all of the equity owners are accredited investors.

Date:             March 30, 2006

                                       Asset Financial Corp.
                                    (Print Name of Stockholder)

                      __________________/s/__________________
                                            (Signature)

                                             President
                        (If the stockholder is an entity, print the name and
                          title of the individual signing on behalf of the
                                            stockholder)

                          STOCKHOLDERS' SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned has executed the Share Exchange Agreement, dated as of March 30, 2006, by and among Global General Technologies, Inc., H7 Security Systems, Inc., and the stockholders of H7 Security Systems, Inc., to which this signature page is attached, on the date set forth immediately above the undersigned's signature below, and by doing so agrees to be bound by the terms of such Agreement as a Stockholder (defined therein).

         Pursuant to Section 4.5 of the foregoing agreement, the undersigned represents that the undersigned is an "accredited investor," within the meaning of Rule 501 of Regulation D under the Securities Act, and has checked the box or boxes below which are next to the categories under which the undersigned qualifies as an accredited investor:

|_| A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

|_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

|_|     A director or executive officer of GLGT.

X An entity in which all of the equity owners are accredited investors.

Date:             March 30, 2006

                                     Asset Growth Partners and Co LLC
                                       (Print Name of Stockholder)

                         _________________/s/___________________
                                               (Signature)

                                             Managing Member
                                             ---------------
                           (If the stockholder is an entity, print the name and
                             title of the individual signing on behalf of the
                                               stockholder)

                          STOCKHOLDERS' SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned has executed the Share Exchange Agreement, dated as of March 30, 2006, by and among Global General Technologies, Inc., H7 Security Systems, Inc., and the stockholders of H7 Security Systems, Inc., to which this signature page is attached, on the date set forth immediately above the undersigned's signature below, and by doing so agrees to be bound by the terms of such Agreement as a Stockholder (defined therein).

         Pursuant to Section 4.5 of the foregoing agreement, the undersigned represents that the undersigned is an "accredited investor," within the meaning of Rule 501 of Regulation D under the Securities Act, and has checked the box or boxes below which are next to the categories under which the undersigned qualifies as an accredited investor:

X A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

|_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

|_|     A director or executive officer of GLGT.

|_| An entity in which all of the equity owners are accredited investors.

Date:             March 30, 2006

                                            Al Mercado
                                   (Print Name of Stockholder)

                                         _/s/ Al Mercado
                                            (Signature)

                      ------------------------------------
                      (If the stockholder is an entity, print the name and
                        title of the individual signing on behalf of the
                                          stockholder)

                          STOCKHOLDERS' SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned has executed the Share Exchange Agreement, dated as of March 30, 2006, by and among Global General Technologies, Inc., H7 Security Systems, Inc., and the stockholders of H7 Security Systems, Inc., to which this signature page is attached, on the date set forth immediately above the undersigned's signature below, and by doing so agrees to be bound by the terms of such Agreement as a Stockholder (defined therein).

         Pursuant to Section 4.5 of the foregoing agreement, the undersigned represents that the undersigned is an "accredited investor," within the meaning of Rule 501 of Regulation D under the Securities Act, and has checked the box or boxes below which are next to the categories under which the undersigned qualifies as an accredited investor:

X A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

|_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

|_|     A director or executive officer of GLGT.

|_| An entity in which all of the equity owners are accredited investors.

Date:             March 30, 2006

                                                Steve Miller
                                        (Print Name of Stockholder)

                                             _/s/ Steve Miller
                                                (Signature)

                           ------------------------------------
                           (If the stockholder is an entity, print the name and
                             title of the individual signing on behalf of the
                                               stockholder)

                          STOCKHOLDERS' SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned has executed the Share Exchange Agreement, dated as of March 30, 2006, by and among Global General Technologies, Inc., H7 Security Systems, Inc., and the stockholders of H7 Security Systems, Inc., to which this signature page is attached, on the date set forth immediately above the undersigned's signature below, and by doing so agrees to be bound by the terms of such Agreement as a Stockholder (defined therein).

         Pursuant to Section 4.5 of the foregoing agreement, the undersigned represents that the undersigned is an "accredited investor," within the meaning of Rule 501 of Regulation D under the Securities Act, and has checked the box or boxes below which are next to the categories under which the undersigned qualifies as an accredited investor:

|_| A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

|_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

X       A director or executive officer of GLGT.

|_| An entity in which all of the equity owners are accredited investors.

Date:             March 30, 2006

                                          Shmuel Shneibalg
                                    (Print Name of Stockholder)

                                       _/s/ Shmuel Shneibalg
                                            (Signature)

                       ------------------------------------
                       (If the stockholder is an entity, print the name and
                         title of the individual signing on behalf of the
                                           stockholder)

                                    EXHIBIT A

                                 H7 STOCKHOLDERS

-------------------------------------- ---------------------------------- -----------------------------------
                Name                                Address                   Number of H7 Shares Owned
-------------------------------------- ---------------------------------- -----------------------------------
Asset Growth Partners & Company, LLC                                      1,625,000
-------------------------------------- ---------------------------------- -----------------------------------
Aesop Financial Corporation                                               1,625,000
-------------------------------------- ---------------------------------- -----------------------------------
Shmuel Shneibalg                                                          1,000,000
-------------------------------------- ---------------------------------- -----------------------------------
Al Mercado                                                                1,500,000
-------------------------------------- ---------------------------------- -----------------------------------
Steve Miller                                                              1,500,000
-------------------------------------- ---------------------------------- -----------------------------------

                                    EXHIBIT B

              DEFINITION OF ACCREDITED INVESTOR UNDER REGULATION D

                              RULE 501 DEFINITIONS

         (a) Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

                  (1) Any bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small
Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in access of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self directed plan with the investment decisions made solely by persons that are accredited investors;

                  (2) Any  private  business  development  company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

                  (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Delaware or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

                  (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                  (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase exceeds $1,000,000;

                  (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  (7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

                  (8) Any entity in which all of the equity owners are accredited investors.